                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5896

                               SCUDDER TARGET FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Retirement Fund Series V, VI and VII

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the funds' objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the funds provide investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the funds is subject to market fluctuation prior to and after the maturity date. The funds are subject to stock market risk, meaning stocks in the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the funds invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read the funds' prospectus for specific details regarding investments and risk profile. The funds are closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for the Scudder Retirement Fund Series is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
Scudder Retirement Fund	1-Year	3-Year	5-Year	10-Year	Life of Fund VI	Life of Fund VII
Series V	4.75%	.65%	1.31%	7.51%	-	-
Series VIa	3.89%	2.06%	2.78%	-	7.07%	-
Series VII[b]	3.86%	3.63%	4.28%	-	-	6.20%
S&P 500 Index+	13.17%	-1.48%	-2.24%	11.09%	10.02%	5.26%
Lehman Brothers Government Bond Index++	3.86%	5.61%	6.95%	7.06%	6.70%	6.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

a The Fund commenced operations on May 1, 1995. Index returns begin May 31, 1995.
b The Fund commenced operations on May 1, 1997. Index returns begin May 31, 1997.
Net Asset Value and Distribution Information
	Series V	Series VI	Series VII
Net Asset Value: 7/31/04	$ 7.93	$ 9.86	$ 10.99
7/31/03	$ 7.88	$ 9.86	$ 10.98
Distribution Information: Twelve Months: Income Dividends as of 7/31/04	$ .32	$ .38	$ .41

Lipper Rankings - Balanced Target Maturity Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
Series V 1-Year	21	of	75	28
3-Year	17	of	19	85
5-Year	8	of	9	80
10-Year	4	of	6	58
Series VI 1-Year	25	of	75	33
3-Year	11	of	19	55
5-Year	5	of	9	50
Series VII 1-Year	26	of	75	35
3-Year	2	of	19	10
5-Year	3	of	9	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund - Series V [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder Retirement Fund		1-Year	3-Year	5-Year	10-Year
Series V	Growth of $10,000	$9,951	$9,685	$10,139	$19,601
	Average annual total return	-.49%	-1.06%	.28%	6.96%
S&P 500 Index+	Growth of $10,000	$11,317	$9,563	$8,928	$28,630
	Average annual total return	13.17%	-1.48%	-2.24%	11.09%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,386	$11,779	$13,995	$19,787
	Average annual total return	3.86%	5.61%	6.95%	7.06%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund - Series VI [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund(a)
Series VI	Growth of $10,000	$9,870	$10,100	$10,895	$17,862
	Average annual total return	-1.30%	.33%	1.73%	6.47%
S&P 500 Index+	Growth of $10,000	$11,317	$9,563	$8,928	$24,000
	Average annual total return	13.17%	-1.48%	-2.24%	10.02%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,386	$11,779	$13,995	$18,120
	Average annual total return	3.86%	5.61%	6.95%	6.70%

The growth of $10,000 is cumulative.

a The Fund commenced operations on May 1, 1995. Index returns begin May 31, 1995.
+ The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund - Series VII [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund(b)
Series VII	Growth of $10,000	$9,867	$10,572	$11,712	$14,692
	Average annual total return	-1.33%	1.87%	3.21%	5.45%
S&P 500 Index+	Growth of $10,000	$11,317	$9,563	$8,928	$14,439
	Average annual total return	13.17%	-1.48%	-2.24%	5.26%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,386	$11,779	$13,995	$16,200
	Average annual total return	3.86%	5.61%	6.95%	6.96%

The growth of $10,000 is cumulative.

b The Fund commenced operations on May 1, 1997. Index returns begin May 31, 1997.
+ The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return	Series V	Series VI	Series VII
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 990	$ 989	$ 990
Expenses Paid per $1,000*	$ 5.68	$ 5.43	$ 5.83
Hypothetical 5% Fund Return
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,019	$ 1,020	$ 1,019
Expenses Paid per $1,000*	$ 5.76	$ 5.51	$ 5.91

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Series V	Series VI	Series VII
Scudder Retirement Fund	1.15%	1.10%	1.18%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Retirement Fund Series V-VII: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Retirement Fund Series V-VII. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gregory S. Adams, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2002.

• Head of Deutsche Asset Management's global portfolio selection team for US Large Cap Core Equity.

• Over 17 years of investment industry experience.

• Previously managed Chase Vista Growth & Income Fund, Chase Vista Large Cap Equity Fund, Chase Vista Balanced Fund and other equity portfolios for Chase Asset Management.

Andrew Brudenell, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Portfolio Manager for US Large Cap Core Equity: New York.

• MS, London School of Economics.

Jan Faller, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Over 14 years of investment industry experience.

• MBA, Amos Tuck School, Dartmouth College.

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of the Scudder Retirement Fund Series' portfolios for the annual period ended July 31, 2004.

Q: How would you characterize the investment environment during the annual period?

A: The fiscal-year period can be divided into two distinct parts: the first, driven by economic recovery and equity market strength; the second, marred by investor concern and rising interest rates.

During the last five months of 2003, positive leading economic indicators (those suggesting the direction of the economy) and significant earnings leverage in pro-cyclical, or economically sensitive, companies prompted strong moves in materials, energy, technology and industrial stocks. The Federal Reserve Board kept short-term interest rates at historic lows, which further supported equity market strength. Longer-dated maturities saw yields fluctuate in a narrow but volatile range, as improving economic indicators, including rising commodities prices, fueled investor concerns about rising rates in 2004.

As the new year began, this economic momentum and earnings recovery became well discounted in the market. By early spring, the Fed shifted its bias toward raising short-term interest rates, the first boost occurring in late June.The move, together with lackluster employment data, heightened investor concern about the strength and sustainability of the economic recovery. The continued turmoil in Iraq and the pending US presidential race exacerbated negative investor sentiment, resulting in a more volatile equity market with a downward bias. Investors took profits in those pro-cyclical industry sectors that had surged during the first part of the period, moving instead into more-defensive industries. Technology was hit particularly hard. Energy stocks, however, continued to be fueled by a spike in crude oil, far outpacing the market for the annual period.

Q: How did the portfolios perform amid these challenges?

A: For the year ended July 31, 2004, performance of the Scudder Retirement Fund Series portfolios was: Scudder Retirement Fund Series V gained 4.75%, Scudder Retirement Fund Series VI rose 3.89%, and Scudder Retirement Fund Series VII was up 3.86%. (Returns are unadjusted for maximum sales charges. If sales charges were included, returns would have been lower. Past performance is no guarantee of future results.) Each portfolio in the Series outpaced the 3.39% average total return of its peers in the Balanced Target Maturity category, as tracked by Lipper Inc., for the same period.1 All three funds, Retirement Fund Series V, VI and VII, ranked in the second quartile of their Lipper peers for the period. This compares with the 13.17% total return of the Standard & Poor's 500 index (S&P 500) - the fund's equity benchmark - and the 3.86% total return of the Lehman Brothers Government Bond Index (the fund's fixed-income benchmark) for the same period.2 (Please see pages 3 through 7 for more complete performance and ranking information.)

1 The Balanced Target Maturity category, as tracked by Lipper Inc., includes those funds that invest to provide a guaranteed return of investment at maturity (targeted periods). Some of the assets are invested in zero-coupon US Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.
2 The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The equity portion of the portfolios was challenged by a trend that favored lower-quality, higher-risk, primarily smaller-capitalization stocks throughout much of the period. Consistent with the fund's design, the fixed-income portion of the portfolios helped mitigate volatility. Nevertheless, rising interest rates ultimately dampened overall total returns for the period. Given these challenges, we are quite pleased with the results. Further, we are encouraged by what appeared to be a return to higher-quality, larger-cap names later in the period.

Q: Which investment strategies or individual holdings contributed most to performance?

A: The industrial sector was the leading contributor to the portfolios' performance over the period. We were overweight to take advantage of the improving economy, and the sector trailed only in energy in the S&P 500 over the period. Solid stock selection led by United Technologies Corp. and Parker-Hanifan Corp. also boosted performance. The telecommunications sector yielded the portfolios' strongest contributor: AT&T Wireless Services, Inc., a provider of wireless voice and data services and products. During the period, AT&T Wireless agreed to be acquired by Cingular Wireless LLC at a substantial premium. This, of course, was beneficial for the fund.

Stock selection also was key among consumer staples. While the group was not a particularly strong performer overall, select holdings, including Avon Products, Inc. and Hershey Foods Corp., substantially outperformed their peers and the broader market. Avon saw strong growth in revenues and net income based on increased sales of its beauty products overseas. Hershey's efforts to reduce supply-chain costs and introduce new products resulted in increased revenues and net profits.

Q: Which investment strategies or individual holdings detracted from performance?

A: As we mentioned earlier, rising short-term interest rates during the period lowered prices on bonds, detracting from the fund's net asset value. Within the equity portion of the portfolios, the financial and consumer discretionary sectors detracted most from overall performance:

• In the financial sector, we were surprised by Bank of America's bid for FleetBoston, which it ultimately acquired at a premium. As a result, Bank of America, one of our top 10 holdings, trailed the banking industry and the market's performance over the period. At the same time, smaller commercial and regional banks, in which the portfolio held a relative underweight, outperformed on speculation that they, too, would be acquired.

• Within the consumer discretionary space, we sought exposure to media stocks with the assumption that the Olympics and presidential election would drive advertising sales. We established an overweight position early on, hoping to be ahead of the curve. While the strategy proved successful in the short run, advertising spending did not recover as anticipated, and concerns over potential shifts in how advertisers view traditional media weighed on valuations. As a result of that environment, Viacom Inc. was a particularly poor performer.

• Investments in the communications equipment subsector of technology also detracted. The portfolios were underweight in these companies, which tend not to meet the portfolios' investment criteria. Though together they represent a relatively small component of the benchmark, the group's robust performance negatively affected relative results.

Q: Will you describe your stock selection process?

A: We employ a three-step investment process to build a well-diversified portfolio of large-capitalization stocks. First, we use a quantitative screen to sort through a universe of 1,000 stocks to find those with attractive valuations: low price-to-earnings, low price-to-cash-flow and other measures, such as the direction of earnings revisions.3 Next, a team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine its intrinsic value. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and, in some cases, make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques to manage the fund's volatility versus the fund's equity benchmark - the S&P 500.

3 Price-to-earnings ratio (P/E) is the most common measure of how expensive a stock is. P/E is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period. Price-to-cash flow (P/C) is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

Q: Will you explain what zero coupon bonds are and how they work?

A: Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds can be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: How have you positioned the portfolio for the future?

A: Consistent with the portfolios' design and the relatively short time until the Series' portfolios mature, the vast majority of assets is allocated to zero-coupon bonds. Within equities, we increased holdings in utilities, which are traditionally considered defensive stocks, when the market paused early in 2004. Utilities have tended to generate steady income, providing a cushion in the event of a market downturn. We have added specifically to electric utilities. Many of these were struggling for some time after the California power crisis in 2000. More recent restructuring efforts have helped improve these companies on a fundamental basis and have enabled them to set rates regionally, ensuring more stable earnings going forward.

We have not, however, lost faith in the sustainability of the current economic recovery. Therefore, we continue to maintain a modest pro-cyclical tilt. While we pared back holdings on strength in both the industrial and technology sectors to capture profits for shareholders, we maintained the fund's overweight positions there. For example, 3M was among the fund's largest holdings for some time. We had established a meaningful overweight in the stock, which we believed would benefit from global GDP (gross domestic product) growth. Our contention proved correct and the stock logged strong gains. When it reached our price target, we significantly reduced the position. We then were able to add to smaller positions in industrial names that, in our view, had greater upside potential.

Within technology, we reduced exposure to semiconductor names, which had performed well in 2003. In particular, we pared back companies with greater exposure to the PC business, which tends to be more cyclical. We have focused instead on semiconductor companies that serve the wireless communications industry, which we believe offers outstanding structural growth potential.

And we have increased our holdings in materials, expanding our position in the paper industry, which recently has become more disciplined. Notably, we initiated a position in Georgia-Pacific Corp., a company with solid fundamental attributes and pricing power among its peers.

Finally, because we believe energy prices may still go higher, we have added incrementally to oil services companies. Notably, we purchased Baker Hughes, Inc., which supplies oil field drilling products, technology and services worldwide. At the time of purchase, the company was attractively valued relative to its peers. It also had more international presence, which we believe is extremely important given our belief that there are greater opportunities overseas than in the Americas.

Q: Do you have any closing comments for shareholders?

A: Our outlook for the near term is positive. We believe that the economic recovery will continue at a moderate pace, allowing the Federal Reserve to raise interest rates gradually, with short-term rates rising somewhat more than long-term rates. In our view, once corporate management gains greater confidence in the economy, the outcome of the presidential election becomes known and energy prices stabilize, we should see a resurgence in consumer demand and corporate reinvestment. It is our opinion that the portfolios are well-positioned to benefit.

As always, the team remains focused on enhancing the fund's well-diversified portfolios. We continue to employ a blend of quantitative models, fundamental research and rigorous risk analysis to uncover those stocks we believe are most likely to outperform the broader market.

We thank our shareholders for their commitment to the fund. We look forward to continuing to help them accomplish their long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03	7/31/04	7/31/03
	Series V	Series V	Series VI	Series VI

US Government Backed	59%	60%	69%	70%
Common Stocks	41%	39%	31%	30%
Cash Equivalents	-	1%	-	-
	100%	100%	100%	100%
			Series VII	Series VII

US Government Backed			79%	79%
Common Stocks			21%	20%
Cash Equivalents			-	1%
			100%	100%

Sector Diversification (Excludes Cash Equivalents, US Government Backed and Securities Lending Collateral)	7/31/04	7/31/03	7/31/04	7/31/03
	Series V	Series V	Series VI	Series VI

Information Technology	19%	19%	19%	20%
Financials	19%	20%	19%	19%
Industrials	13%	13%	13%	13%
Health Care	13%	16%	13%	15%
Consumer Discretionary	11%	12%	11%	13%
Consumer Staples	8%	9%	8%	9%
Energy	7%	4%	7%	4%
Telecommunication Services	4%	4%	4%	4%
Materials	3%	2%	3%	2%
Utilities	3%	1%	3%	1%
	100%	100%	100%	100%
			Series VII	Series VII

Information Technology			19%	20%
Financials			19%	20%
Industrials			13%	13%
Health Care			13%	15%
Consumer Discretionary			11%	11%
Consumer Staples			8%	10%
Energy			7%	4%
Telecommunication Services			4%	4%
Materials			3%	2%
Utilities			3%	1%
			100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2004
	Series
	V	VI	VII
1. Microsoft Corp. Developer of computer software	1.7%	1.3%	0.7%
2. ExxonMobil Corp. Explorer and producer of oil and gas	1.6%	1.3%	0.7%
3. General Electric Co. Industrial conglomerate	1.6%	1.2%	0.7%
4. Citigroup, Inc. Provider of diversified financial services	1.4%	1.0%	0.5%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.3%	1.0%	0.5%
6. Morgan Stanley Provider of investment banking and brokerage services	1.0%	0.8%	0.4%
7. Cisco Systems, Inc. Developer of computer network products	1.0%	0.8%	0.4%
8. Bank of America Corp. Provider of commercial banking services	0.9%	0.7%	0.4%
9. Johnson & Johnson Provider of health care products	0.8%	0.7%	0.3%
10. Avon Products, Inc. Manufacturer and retailer of cosmetics, jewelry and gift products	-	0.6%	0.3%
United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.8%	-	-

Portfolio holdings are subject to change.

For more complete details about the Funds' investment portfolios, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

Series V	Shares	Value ($)

Common Stocks 40.8%
Consumer Discretionary 4.4%
Media 2.2%
Comcast Corp. "A"*	9,900	265,320
Interpublic Group of Companies, Inc.*	16,000	204,640
Time Warner, Inc.*	30,400	506,160
Viacom, Inc. "B"	12,621	423,939
		1,400,059
Multiline Retail 0.8%
Dollar General Corp.	8,700	167,910
Target Corp.	8,600	374,960
		542,870
Specialty Retail 1.4%
Sherwin-Williams Co.	4,900	197,862
Staples, Inc.	15,400	444,752
The Gap, Inc.	13,100	297,370
		939,984
Consumer Staples 3.3%
Beverages 1.0%
Anheuser-Busch Companies, Inc.	5,100	264,690
PepsiCo, Inc.	7,050	352,500
		617,190
Food & Drug Retailing 0.8%
Safeway, Inc.*	7,500	158,475
Wal-Mart Stores, Inc.	7,200	381,672
		540,147
Food Products 0.7%
Dean Foods Co.*	5,300	195,994
Hershey Foods Corp.	5,500	266,420
		462,414
Personal Products 0.8%
Avon Products, Inc.	12,400	533,324
Energy 2.8%
Energy Equipment & Services 0.4%
Baker Hughes, Inc.	5,700	229,710
Oil & Gas 2.4%
ChevronTexaco Corp.	3,400	325,210
Devon Energy Corp.	2,800	194,572
ExxonMobil Corp.	23,082	1,068,697
		1,588,479
Financials 7.7%
Banks 1.8%
Bank of America Corp.	6,900	586,569
US Bancorp.	7,400	209,420
Wachovia Corp.	9,400	416,514
		1,212,503
Capital Markets 1.5%
Lehman Brothers Holdings, Inc.	4,300	301,430
Morgan Stanley	13,200	651,156
		952,586
Diversified Financial Services 2.2%
Citigroup, Inc.	20,100	886,209
Fannie Mae	2,900	205,784
JPMorgan Chase & Co.	8,600	321,038
		1,413,031
Insurance 2.2%
AMBAC Financial Group, Inc.	3,300	234,663
American International Group, Inc.	7,100	501,615
Hartford Financial Services Group, Inc.	5,300	345,030
MetLife, Inc.	9,700	345,999
		1,427,307
Health Care 5.3%
Biotechnology 0.7%
Amgen, Inc.*	8,500	483,480
Health Care Equipment & Supplies 1.0%
Biomet, Inc.	8,800	387,112
Guidant Corp.	4,300	237,876
		624,988
Health Care Providers & Services 0.6%
Anthem, Inc.*	1,800	148,446
Caremark Rx, Inc.*	8,900	271,450
		419,896
Pharmaceuticals 3.0%
Allergan, Inc.	2,200	166,408
Eli Lilly & Co.	3,800	242,136
Johnson & Johnson	9,988	552,037
Pfizer, Inc.	26,200	837,352
Wyeth	3,800	134,520
		1,932,453
Industrials 5.4%
Aerospace & Defense 1.5%
Honeywell International, Inc.	11,600	436,276
United Technologies Corp.	5,800	542,300
		978,576
Industrial Conglomerates 2.7%
3M Co.	4,100	337,676
General Electric Co.	32,000	1,064,000
Tyco International Ltd.	12,700	393,700
		1,795,376
Machinery 1.2%
Deere & Co.	4,900	307,769
Parker-Hannifin Corp.	8,000	459,040
		766,809
Information Technology 7.8%
Communications Equipment 1.3%
Cisco Systems, Inc.*	30,000	625,800
Motorola, Inc.	14,300	227,799
		853,599
Computers & Peripherals 1.9%
Dell, Inc.*	9,500	336,965
EMC Corp.*	27,700	303,869
Hewlett-Packard Co.	12,200	245,830
International Business Machines Corp.	4,200	365,694
		1,252,358
Internet Software & Services 0.5%
IAC/InterActiveCorp.*	4,200	114,660
Yahoo!, Inc.*	6,000	184,800
		299,460
IT Consulting & Services 0.2%
Accenture Ltd. "A"*	5,500	135,465
Semiconductors & Semiconductor Equipment 1.1%
Altera Corp.*	11,700	243,594
Analog Devices, Inc.	4,300	170,710
Texas Instruments, Inc.	15,200	324,216
		738,520
Software 2.8%
Microsoft Corp.	38,000	1,081,480
Oracle Corp.*	32,000	336,320
Symantec Corp.*	4,500	210,420
VERITAS Software Corp.*	8,400	160,104
		1,788,324
Materials 1.4%
Chemicals 0.7%
E.I. du Pont de Nemours & Co.	4,900	210,063
Monsanto Co.	6,600	239,316
		449,379
Metals & Mining 0.3%
Alcoa, Inc.	6,800	217,804
Paper & Forest Products 0.4%
Georgia-Pacific Corp.	7,900	265,440
Telecommunication Services 1.5%
Diversified Telecommunication Services 1.0%
ALLTEL Corp.	5,000	260,000
Verizon Communications, Inc.	9,600	369,984
		629,984
Wireless Telecommunication Services 0.5%
AT&T Wireless Services, Inc.*	25,500	368,220
Utilities 1.2%
Electric Utilities
Entergy Corp.	3,800	218,500
Exelon Corp.	9,900	345,510
PG&E Corp.*	7,400	211,196
		775,206
Total Common Stocks (Cost $21,971,401)		26,634,941

Series V	Principal Amount ($)	Value ($)

US Government Backed 59.1%
US Treasury STRIPs:
Principal Only, 1.511%**, 11/15/2004	28,650,000	28,523,510
Principal Only, 1.716%**, 11/15/2004	10,050,000	9,999,650
Total US Government Backed (Cost $37,876,111)		38,523,160

	Shares	Value ($)

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $66,144)	66,144	66,144
Total Investment Portfolio - 100% (Cost $59,913,656) (a)		65,224,245

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $60,079,640. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $5,144,605. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,023,622 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $879,017.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VI	Shares	Value ($)

Common Stocks 31.3%
Consumer Discretionary 3.4%
Media 1.7%
Comcast Corp. "A"*	4,500	120,600
Interpublic Group of Companies, Inc.*	7,100	90,809
Time Warner, Inc.*	14,200	236,430
Viacom, Inc. "B"	5,931	199,222
		647,061
Multiline Retail 0.6%
Dollar General Corp.	3,900	75,270
Target Corp.	3,900	170,040
		245,310
Specialty Retail 1.1%
Sherwin-Williams Co.	2,200	88,836
Staples, Inc.	7,000	202,160
The Gap, Inc.	6,200	140,740
		431,736
Consumer Staples 2.5%
Beverages 0.7%
Anheuser-Busch Companies, Inc.	2,300	119,370
PepsiCo, Inc.	3,200	160,000
		279,370
Food & Drug Retailing 0.6%
Safeway, Inc.*	3,400	71,842
Wal-Mart Stores, Inc.	3,300	174,933
		246,775
Food Products 0.6%
Dean Foods Co.*	2,400	88,752
Hershey Foods Corp.	2,800	135,632
		224,384
Personal Products 0.6%
Avon Products, Inc.	5,600	240,856
Energy 2.2%
Energy Equipment & Services 0.3%
Baker Hughes, Inc.	2,500	100,750
Oil & Gas 1.9%
ChevronTexaco Corp.	1,600	153,040
Devon Energy Corp.	1,300	90,337
ExxonMobil Corp.	10,812	500,596
		743,973
Financials 5.9%
Banks 1.4%
Bank of America Corp.	3,200	272,032
US Bancorp.	3,400	96,220
Wachovia Corp.	4,200	186,102
		554,354
Capital Markets 1.1%
Lehman Brothers Holdings, Inc.	2,100	147,210
Morgan Stanley	6,000	295,980
		443,190
Diversified Financial Services 1.7%
Citigroup, Inc.	9,200	405,628
Fannie Mae	1,400	99,344
JPMorgan Chase & Co.	3,900	145,587
		650,559
Insurance 1.7%
AMBAC Financial Group, Inc.	1,500	106,665
American International Group, Inc.	3,175	224,314
Hartford Financial Services Group, Inc.	2,400	156,240
MetLife, Inc.	4,400	156,948
		644,167
Health Care 4.1%
Biotechnology 0.6%
Amgen, Inc.*	4,000	227,520
Health Care Equipment & Supplies 0.7%
Biomet, Inc.	4,000	175,960
Guidant Corp.	2,000	110,640
		286,600
Health Care Providers & Services 0.5%
Anthem, Inc.*	800	65,976
Caremark Rx, Inc.*	4,100	125,050
		191,026
Pharmaceuticals 2.3%
Allergan, Inc.	1,000	75,640
Eli Lilly & Co.	1,700	108,324
Johnson & Johnson	4,616	255,126
Pfizer, Inc.	12,100	386,716
Wyeth	1,700	60,180
		885,986
Industrials 4.1%
Aerospace & Defense 1.1%
Honeywell International, Inc.	5,400	203,094
United Technologies Corp.	2,500	233,750
		436,844
Industrial Conglomerates 2.1%
3M Co.	1,900	156,484
General Electric Co.	14,600	485,450
Tyco International Ltd.	5,600	173,600
		815,534
Machinery 0.9%
Deere & Co.	2,200	138,182
Parker-Hannifin Corp.	3,700	212,306
		350,488
Information Technology 6.0%
Communications Equipment 1.0%
Cisco Systems, Inc.*	14,700	306,642
Motorola, Inc.	6,600	105,138
		411,780
Computers & Peripherals 1.5%
Dell, Inc.*	4,200	148,974
EMC Corp.*	13,400	146,998
Hewlett-Packard Co.	5,600	112,840
International Business Machines Corp.	2,000	174,140
		582,952
Internet Software & Services 0.4%
IAC/InterActiveCorp.*	2,000	54,600
Yahoo!, Inc.*	2,800	86,240
		140,840
IT Consulting & Services 0.1%
Accenture Ltd. "A"*	2,400	59,112
Semiconductors & Semiconductor Equipment 0.9%
Altera Corp.*	5,700	118,674
Analog Devices, Inc.	2,000	79,400
Texas Instruments, Inc.	7,000	149,310
		347,384
Software 2.1%
Microsoft Corp.	17,500	498,050
Oracle Corp.*	14,800	155,548
Symantec Corp.*	1,900	88,844
VERITAS Software Corp.*	3,800	72,428
		814,870
Materials 1.1%
Chemicals 0.5%
E.I. du Pont de Nemours & Co.	2,200	94,314
Monsanto Co.	3,000	108,780
		203,094
Metals & Mining 0.3%
Alcoa, Inc.	3,000	96,090
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	3,500	117,600
Telecommunication Services 1.1%
Diversified Telecommunication Services 0.7%
ALLTEL Corp.	2,300	119,600
Verizon Communications, Inc.	4,300	165,722
		285,322
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	11,500	166,060
Utilities 0.9%
Electric Utilities
Entergy Corp.	1,700	97,750
Exelon Corp.	4,400	153,560
PG&E Corp.*	3,200	91,328
		342,638
Total Common Stocks (Cost $10,294,303)		12,214,225

Series VI	Principal Amount ($)	Value ($)

US Government Backed 68.4%
US Treasury STRIPs, Principal Only, 2.535%**, 5/15/2006 (Cost $24,852,914)	27,990,000	26,746,740

	Shares	Value ($)

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $133,714)	133,714	133,714
Total Investment Portfolio - 100.00% (Cost $35,280,931) (a)		39,094,679

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $35,362,992. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $3,731,687. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,194,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $463,077.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VII	Shares	Value ($)

Common Stocks 16.5%
Consumer Discretionary 1.8%
Media 0.9%
Comcast Corp. "A"*	2,400	64,320
Interpublic Group of Companies, Inc.*	4,000	51,160
Time Warner, Inc.*	7,700	128,205
Viacom, Inc. "B"	3,174	106,615
		350,300
Multiline Retail 0.3%
Dollar General Corp.	2,100	40,530
Target Corp.	2,000	87,200
		127,730
Specialty Retail 0.6%
Sherwin-Williams Co.	1,200	48,456
Staples, Inc.	3,900	112,632
The Gap, Inc.	3,200	72,640
		233,728
Consumer Staples 1.3%
Beverages 0.4%
Anheuser-Busch Companies, Inc.	1,200	62,280
PepsiCo, Inc.	1,700	85,000
		147,280
Food & Drug Retailing 0.3%
Safeway, Inc.*	1,900	40,147
Wal-Mart Stores, Inc.	1,700	90,117
		130,264
Food Products 0.3%
Dean Foods Co.*	1,300	48,074
Hershey Foods Corp.	1,400	67,816
		115,890
Personal Products 0.3%
Avon Products, Inc.	3,100	133,331
Energy 1.2%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	1,500	60,450
Oil & Gas 1.0%
ChevronTexaco Corp.	900	86,085
Devon Energy Corp.	700	48,643
ExxonMobil Corp.	6,128	283,726
		418,454
Financials 3.1%
Banks 0.7%
Bank of America Corp.	1,700	144,517
US Bancorp.	1,800	50,940
Wachovia Corp.	2,400	106,344
		301,801
Capital Markets 0.6%
Lehman Brothers Holdings, Inc.	1,200	84,120
Morgan Stanley	3,200	157,856
		241,976
Diversified Financial Services 0.9%
Citigroup, Inc.	4,866	214,542
Fannie Mae	700	49,672
JPMorgan Chase & Co.	2,100	78,393
		342,607
Insurance 0.9%
AMBAC Financial Group, Inc.	800	56,888
American International Group, Inc.	1,750	123,637
Hartford Financial Services Group, Inc.	1,400	91,140
MetLife, Inc.	2,400	85,608
		357,273
Health Care 2.1%
Biotechnology 0.3%
Amgen, Inc.*	2,100	119,448
Health Care Equipment & Supplies 0.4%
Biomet, Inc.	2,200	96,778
Guidant Corp.	1,100	60,852
		157,630
Health Care Providers & Services 0.2%
Anthem, Inc.*	400	32,988
Caremark Rx, Inc.*	2,200	67,100
		100,088
Pharmaceuticals 1.2%
Allergan, Inc.	500	37,820
Eli Lilly & Co.	1,000	63,720
Johnson & Johnson	2,526	139,612
Pfizer, Inc.	6,400	204,544
Wyeth	1,000	35,400
		481,096
Industrials 2.2%
Aerospace & Defense 0.6%
Honeywell International, Inc.	2,900	109,069
United Technologies Corp.	1,400	130,900
		239,969
Industrial Conglomerates 1.1%
3M Co.	1,000	82,360
General Electric Co.	8,000	266,000
Tyco International Ltd.	3,000	93,000
		441,360
Machinery 0.5%
Deere & Co.	1,300	81,653
Parker-Hannifin Corp.	1,900	109,022
		190,675
Information Technology 3.1%
Communications Equipment 0.5%
Cisco Systems, Inc.*	8,100	168,966
Motorola, Inc.	3,500	55,755
		224,721
Computers & Peripherals 0.7%
Dell, Inc.*	2,200	78,034
EMC Corp.*	7,000	76,790
Hewlett-Packard Co.	2,900	58,435
International Business Machines Corp.	1,050	91,424
		304,683
Internet Software & Services 0.2%
IAC/InterActiveCorp. *	1,100	30,030
Yahoo!, Inc.*	1,600	49,280
		79,310
IT Consulting & Services 0.1%
Accenture Ltd. "A"*	1,400	34,482
Semiconductors & Semiconductor Equipment 0.5%
Altera Corp.*	2,900	60,378
Analog Devices, Inc.	1,100	43,670
Texas Instruments, Inc.	3,800	81,054
		185,102
Software 1.1%
Microsoft Corp.	9,300	264,678
Oracle Corp.*	8,100	85,131
Symantec Corp.*	1,100	51,436
VERITAS Software Corp.*	2,000	38,120
		439,365
Materials 0.6%
Chemicals 0.3%
E.I. du Pont de Nemours & Co.	1,300	55,731
Monsanto Co.	1,700	61,642
		117,373
Metals & Mining 0.1%
Alcoa, Inc.	1,600	51,248
Paper & Forest Products 0.2%
Georgia-Pacific Corp.	1,900	63,840
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.4%
ALLTEL Corp.	1,300	67,600
Verizon Communications, Inc.	2,300	88,642
		156,242
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	6,000	86,640
Utilities 0.5%
Electric Utilities
Entergy Corp.	900	51,750
Exelon Corp.	2,700	94,230
PG&E Corp.*	1,800	51,372
		197,352
Total Common Stocks (Cost $5,833,466)		6,631,708

Series VII	Principal Amount ($)	Value ($)

US Government Backed 61.2%
US Treasury STRIPs, Principal Only, 3.453%**, 5/15/2008 (c) (Cost $22,217,317)	28,023,000	24,609,855

	Shares	Value ($)

Securities Lending Collateral 22.3%
Daily Assets Fund Institutional, 1.30% (d) (e) (Cost $8,987,264)	8,987,264	8,987,264

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $8,864)	8,864	8,864
Total Investment Portfolio - 100.00% (Cost $37,046,911) (a)		40,237,691

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $37,094,930. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $3,142,761. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,444,917 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $302,156.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2004 amounted to $8,826,467, which is 28.3% of total net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of July 31, 2004
Assets	Series V	Series VI	Series VII
Investments: Investments in securities, at value (cost $59,847,512, $35,147,217 and $28,050,783, respectively)	$ 65,158,101	$ 38,960,965	$ 31,241,563*
Investment in Scudder Cash Management QP Trust (cost $66,144, $133,714 and $8,864, respectively)	66,144	133,714	8,864
Daily Assets Fund Institutional (cost $8,987,264)	-	-	8,987,264
Total investments in securities, at value (cost $59,913,656, $35,280,931 and $37,046,911, respectively)	65,224,245	39,094,679	40,237,691
Cash	-	-	28,182
Dividends receivable	18,224	8,289	4,392
Interest receivable	147	178	344
Other assets	414	2,480	2,128
Total assets	65,243,030	39,105,626	40,272,737
Liabilities
Payable upon return of securities loaned	-	-	8,987,264
Payable for Fund shares redeemed	90,882	10,191	47,906
Accrued management fee	27,432	17,357	13,081
Other accrued expenses and payables	100,775	62,865	50,321
Total liabilities	219,089	90,413	9,098,572
Net assets, at value	$ 65,023,941	$ 39,015,213	$ 31,174,165
Net Assets
Net assets consist of: Undistributed net investment income	2,508,602	1,442,147	555,728
Net unrealized appreciation (depreciation) on investments	5,310,589	3,813,748	3,190,780
Accumulated net realized gain (loss)	(4,539,544)	(1,484,982)	(1,187,606)
Paid-in capital	61,744,294	35,244,300	28,615,263
Net assets, at value	$ 65,023,941	$ 39,015,213	$ 31,174,165
Net Asset Value
Shares outstanding	8,200,186	3,956,742	2,836,583
Net asset value and redemption price per share (Net assets / outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.93	$ 9.86	$ 10.99

* Including $8,826,467 of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended July 31, 2004
Investment Income	Series V	Series VI	Series VII
Income: Dividends (net of foreign taxes withheld of $715, $339 and $177, respectively)	$ 401,725	$ 190,516	$ 99,111
Securities lending income	2,021	-	737
Interest	2,965,531	1,763,913	1,406,458
Interest - Scudder Cash Management QP Trust	1,765	918	860
Total Income	3,371,042	1,955,347	1,507,166
Expenses: Management fee	347,254	214,745	165,721
Distribution service fees	173,627	107,373	79,543
Services to shareholders	82,653	56,824	48,098
Administrative fee	23,585	14,935	11,352
Custodian fees	10,278	6,737	5,691
Auditing	27,361	27,487	24,318
Legal	6,264	2,895	6,032
Trustees' fees and expenses	34,004	15,886	12,684
Reports to shareholders	4,124	3,249	1,900
Registration fees	5,891	895	11,228
Other	16,390	3,136	2,461
Total expenses, before expense reductions	731,431	454,162	369,028
Expense reductions	(424)	(348)	(323)
Total expenses, after expense reductions	731,007	453,814	368,705
Net investment income (loss)	2,640,035	1,501,533	1,138,461
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,315,775	988,642	574,664
Net unrealized appreciation (depreciation) during the period on investments	(689,185)	(783,930)	(420,189)
Net gain (loss) on investment transactions	626,590	204,712	154,475
Net increase (decrease) in net assets resulting from operations	$ 3,266,625	$ 1,706,245	$ 1,292,936

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Series V
	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ 2,640,035	$ 2,873,482
Net realized gain (loss) on investment transactions	1,315,775	(2,543,805)
Net unrealized appreciation (depreciation) on investment transactions during the period	(689,185)	2,738,583
Net increase (decrease) in net assets resulting from operations	3,266,625	3,068,260
Distributions to shareholders from: Net investment income	(2,764,341)	(3,027,143)
Fund share transactions: Reinvestment of distributions	2,685,893	2,940,432
Cost of shares redeemed	(9,586,309)	(9,446,529)
Net increase (decrease) in net assets from Fund share transactions	(6,900,416)	(6,506,097)
Increase (decrease) in net assets	(6,398,132)	(6,464,980)
Net assets at beginning of period	71,422,073	77,887,053
Net assets at end of period	$ 65,023,941	$ 71,422,073
Undistributed net investment income	$ 2,508,602	$ 2,632,908

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Series VI
	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ 1,501,533	$ 1,623,163
Net realized gain (loss) on investment transactions	988,642	(991,755)
Net unrealized appreciation (depreciation) on investment transactions during the period	(783,930)	1,799,437
Net increase (decrease) in net assets resulting from operations	1,706,245	2,430,845
Distributions to shareholders from: Net investment income	(1,632,971)	(1,674,049)
Fund share transactions: Reinvestment of distributions	1,572,768	1,614,909
Cost of shares redeemed	(7,336,048)	(4,825,196)
Net increase (decrease) in net assets from Fund share transactions	(5,763,280)	(3,210,287)
Increase (decrease) in net assets	(5,690,006)	(2,453,491)
Net assets at beginning of period	44,705,219	47,158,710
Net assets at end of period	$ 39,015,213	$ 44,705,219
Undistributed net investment income	$ 1,442,147	$ 1,573,585

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Series VII
	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ 1,138,461	$ 1,248,324
Net realized gain (loss) on investment transactions	574,664	(277,542)
Net unrealized appreciation (depreciation) on investment transactions during the period	(420,189)	1,232,739
Net increase (decrease) in net assets resulting from operations	1,292,936	2,203,521
Distributions to shareholders from: Net investment income	(1,217,553)	(1,343,859)
Fund share transactions: Reinvestment of distributions	1,195,006	1,307,921
Cost of shares redeemed	(4,255,296)	(4,712,920)
Net increase (decrease) in net assets from Fund share transactions	(3,060,290)	(3,404,999)
Increase (decrease) in net assets	(2,984,907)	(2,545,337)
Net assets at beginning of period	34,159,072	36,704,409
Net assets at end of period	$ 31,174,165	$ 34,159,072
Undistributed net investment income	$ 555,728	$ 634,819

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Series V
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.88	$ 7.87	$ 8.84	$ 10.55	$ 10.18
Income (loss) from investment operations: Net investment income (loss)[a]	.30	.30	.28	.28	.28
Net realized and unrealized gain (loss) on investment transactions	.07	.03	(.86)	(.78)	.72
Total from investment operations	.37	.33	(.58)	(.50)	1.00
Less distributions from: Net investment income	(.32)	(.32)	(.20)	(.35)	(.25)
Net realized gains on investment transactions	-	-	(.19)	(.86)	(.38)
Total distributions	(.32)	(.32)	(.39)	(1.21)	(.63)
Net asset value, end of period	$ 7.93	$ 7.88	$ 7.87	$ 8.84	$ 10.55
Total Return (%)[b]	4.75	4.40	(6.77)	(4.79)	10.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	71	78	96	114
Ratio of expenses before expense reductions (%)	1.05	.96	.97	.97[c]	.98
Ratio of expenses after expense reductions (%)	1.05	.96	.97	.95[c]	.98
Ratio of net investment income (loss) (%)	3.81	3.92	3.41	2.91	2.75
Portfolio turnover rate (%)	12	17	50	52	40
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .93% and .93%, respectively.

Series VI
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 9.70	$ 10.40	$ 11.70	$ 11.22
Income (loss) from investment operations: Net investment income (loss)[a]	.35	.35	.33	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.03	.17	(.63)	(.52)	.76
Total from investment operations	.38	.52	(.30)	(.20)	1.08
Less distributions from: Net investment income	(.38)	(.36)	(.23)	(.32)	(.25)
Net realized gains on investment transactions	-	-	(.17)	(.78)	(.35)
Total distributions	(.38)	(.36)	(.40)	(1.10)	(.60)
Net asset value, end of period	$ 9.86	$ 9.86	$ 9.70	$ 10.40	$ 11.70
Total Return (%)[b]	3.89	5.54	(3.04)	(1.75)	9.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	45	47	55	63
Ratio of expenses before expense reductions (%)	1.06	.98	.97	.98[c]	1.06
Ratio of expenses after expense reductions (%)	1.06	.98	.97	.96[c]	1.05
Ratio of net investment income (loss) (%)	3.49	3.57	3.31	2.94	2.77
Portfolio turnover rate (%)	9	12	39	42	32
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .94% and .94%, respectively.

Series VII
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 10.74	$ 11.03	$ 11.60	$ 10.95
Income (loss) from investment operations: Net investment income (loss)[a]	.38	.38	.37	.35	.33
Net realized and unrealized gain (loss) on investment transactions	.04	.28	(.29)	(.13)	.61
Total from investment operations	.42	.66	.08	.22	.94
Less distributions from: Net investment income	(.41)	(.42)	(.37)	(.38)	(.29)
Net realized gains on investment transactions	-	-	-	(.41)	-
Total distributions	(.41)	(.42)	(.37)	(.79)	(.29)
Net asset value, end of period	$ 10.99	$ 10.98	$ 10.74	$ 11.03	$ 11.60
Total Return (%)[b]	3.86	6.28	.82	1.88	8.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	34	37	41	47
Ratio of expenses before expense reductions (%)	1.11	.98	.97	1.05[c]	1.09
Ratio of expenses after expense reductions (%)	1.11	.98	.97	1.04[c]	1.08
Ratio of net investment income (loss) (%)	3.44	3.51	3.46	3.06	2.99
Portfolio turnover rate (%)	6	8	27	36	43
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were 1.01% and 1.01%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Retirement Fund Series V, VI and VII (the "Funds") are each a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

Fund	Maturity Date
Series V	November 15, 2004
Series VI	May 15, 2006
Series VII	May 15, 2008

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Funds' investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

On July 21, 2004, the Board of Trustees of the Trust elected to continue operation of Series V after the November 15, 2004 maturity date, with a new maturity date of November 15, 2014. The Board of Trustees also approved changing the name of the Fund to "Scudder Target 2014 Fund" and approved the offering of shares of the Fund for a new limited offering period commencing on November 15, 2004.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. Each Fund may lend securities to financial institutions. The Funds retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of securities denominated in foreign currencies on loan. The Funds may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Funds or the borrower may terminate the loan. The Funds are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004, the Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first. These losses were, approximately, as follows:

Fund	Capital Loss Carryforward ($)	Expiration Date
Retirement Fund Series V	(3,017,000) (1,357,000)	7/31/2010 7/31/2011
Retirement Fund Series VI	(848,000) (555,000)	7/31/2010 7/31/2011
Retirement Fund Series VII	(890,000) (250,000)	7/31/2010 7/31/2011

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At July 31, 2004, the Funds' components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Series V	Series VI	Series VII
Undistributed ordinary income*	$ 2,508,522	$ 1,449,540	$ 555,954
Capital loss carryforwards	$ (4,374,000)	$ (1,403,000)	$ (1,140,000)
Unrealized appreciation (depreciation) on investments	$ 5,144,605	$ 3,731,687	$ 3,142,761

In addition, during the years ended July 31, 2004 and the July 31, 2003 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

2004
	Series V	Series VI	Series VII
Distributions from ordinary income*	$ 2,764,341	$ 1,632,971	$ 1,217,553
2003
	Series V	Series VI	Series VII
Distributions from ordinary income*	$ 3,027,143	$ 1,674,049	$ 1,343,859

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Series V	Series VI	Series VII
Purchases	$ 8,024,316	$ 3,734,713	$ 1,931,332
Proceeds from sales	$ 17,540,910	$ 11,524,122	$ 6,010,485

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Funds in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Funds pay a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Funds for expenses in the following amounts:

Fund	Amount ($)
Series V	$ 408
Series VI	$ 336
Series VII	$ 310

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others (affiliated and non-affiliated) to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its Management Agreement with the Funds, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.20% of the average daily net assets, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Funds terminated September 30, 2003, and effective October 1, 2003, the Funds directly bear the cost of those expenses formerly covered under the Administrative Agreement.

For the period from August 1, 2003 through September 30, 2003, the Funds' Administrative Fee was as follows:

Fund	Total Aggregated
Series V	$ 23,585
Series VI	$ 14,935
Series VII	$ 11,352

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain each Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Funds' transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds. For the period October 1, 2003 through July 31, 2004, the amount charged to the Retirement Fund Series V, VI and VII by SISC aggregated $82,453, $51,040 and $42,230, respectively, of which $34,051, $20,830 and $18,242, respectively, is unpaid at July 31, 2004.

Prior to September 30, 2003, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2004, the Funds' Service Fee was as follows:

Fund	Total Aggregated	Unpaid at July 31, 2004	Effective Rate
Series V	$ 173,627	$ 12,362.25%
Series VI	$ 107,373	$ 10,676.25%
Series VII	$ 79,543	$ 10,853.24%

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the year ended July 31, 2004, the custodian expenses for Retirement Fund Series V, VI and VII were reduced by $16, $12 and $13, respectively, for custodian credits earned.

E. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Funds:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Series V	343,464	$ 2,685,893	392,058	$ 2,940,432
Series VI	161,144	1,572,768	171,616	1,614,909
Series VII	109,734	1,195,006	123,272	1,307,921
Shares redeemed
Series V	(1,201,788)	$ (9,586,309)	(1,233,169)	$ (9,446,529)
Series VI	(736,758)	(7,336,048)	(499,516)	(4,825,196)
Series VII	(383,619)	(4,255,296)	(431,196)	(4,712,920)
Net increase (decrease)
Series V	(858,324)	$ (6,900,416)	(841,111)	$ (6,506,097)
Series VI	(575,614)	(5,763,280)	(327,900)	(3,210,287)
Series VII	(273,885)	(3,060,290)	(307,924)	(3,404,999)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Target Fund - Scudder Retirement Fund Series V, VI and VII:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Scudder Retirement Fund Series V, VI and VII (three of the portfolios constituting the Scudder Target Fund (the "Trust")), as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Retirement Fund Series V, VI and VII of the Scudder Target Fund at July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 22, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders of Scudder Retirement Fund - Series V, VI and VII, 15%, 12% and 8%, respectively, of the income earned during the year ended July 31, 2004 qualified for the dividends received deduction.

For federal income tax purposes, Scudder Retirement Fund - Series V, VI and VII designate $441,000, $200,000 and $109,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	81
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	81
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	81
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	81
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	81
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	81
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	81
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	81

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147
Julian F. Sluyters[4] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Brenda Lyons[5] (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[5] (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Series V	Series VI	Series VII
Nasdaq Symbol	KRFEX	KRFFX	KRFGX
CUSIP Number	81123E-507	81123E-705	81123E-804
Fund Number	55	56	57

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Scudder Target Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER RETIREMENT FUND - SERIES V
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                     Audit-                      All
         Fiscal          Audit      Related          Tax        Other
          Year           Fees         Fees           Fees        Fees
         Ended          Billed       Billed         Billed      Billed
        April 30        to Fund     to Fund        to Fund      to Fund
--------------------------------------------------------------------------------
2004                   $27,296       $0            $4,817         $0
--------------------------------------------------------------------------------
2003                   $25,318       $0            $4,382         $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-                                 All
                      Related             Tax                Other
                        Fees              Fees                Fees
                      Billed to         Billed to           Billed to
                    Adviser and       Adviser and         Adviser and
         Fiscal      Affiliated        Affiliated          Affiliated
          Year         Fund              Fund                Fund
         Ended        Service           Service             Service
        April 30     Providers         Providers           Providers
--------------------------------------------------------------------------------
2004                $133,500            $0                    $0
--------------------------------------------------------------------------------
2003                $325,700            $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                 Total
                             Non-Audit Fees
                               billed to
                             Adviser and
                            Affiliated Fund
                          Service Providers          Total
                            (engagements            Non-Audit
                          related directly      Fees billed to
                 Total         to the            Adviser and
               Non-Audit     operations        Affiliated Fund
    Fiscal       Fees        and financial    Service Providers
     Year       Billed         reporting         (all other          Total of
    Ended      to Fund        of the Fund        engagements)       (A), (B)
   April 30      (A)              (B)                 (C)            and (C)
--------------------------------------------------------------------------------
2004             $4,817          $0             $681,000           $685,817
--------------------------------------------------------------------------------
2003             $4,382          $0            $4,152,492         $4,156,874
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                       SCUDDER RETIREMENT FUND - SERIES VI
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                     Audit-                      All
         Fiscal          Audit      Related          Tax        Other
          Year           Fees         Fees           Fees        Fees
         Ended          Billed       Billed         Billed      Billed
        April 30        to Fund     to Fund        to Fund      to Fund
--------------------------------------------------------------------------------
2004                    $27,227       $0           $4,805        $0
--------------------------------------------------------------------------------
2003                    $25,249       $0           $4,370        $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-                                 All
                      Related             Tax                Other
                        Fees              Fees                Fees
                      Billed to         Billed to           Billed to
                    Adviser and       Adviser and         Adviser and
         Fiscal      Affiliated        Affiliated          Affiliated
          Year         Fund              Fund                Fund
         Ended        Service           Service             Service
        April 30     Providers         Providers           Providers
--------------------------------------------------------------------------------
2004                $133,500              $0                    $0
--------------------------------------------------------------------------------
2003                $325,700              $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                 Total
                             Non-Audit Fees
                               billed to
                             Adviser and
                            Affiliated Fund
                          Service Providers          Total
                            (engagements            Non-Audit
                          related directly      Fees billed to
                 Total         to the            Adviser and
               Non-Audit     operations        Affiliated Fund
    Fiscal       Fees        and financial    Service Providers
     Year       Billed         reporting         (all other          Total of
    Ended      to Fund        of the Fund        engagements)       (A), (B)
   April 30      (A)              (B)                 (C)            and (C)
--------------------------------------------------------------------------------
2004           $4,805             $0               $681,000        $685,805
--------------------------------------------------------------------------------
2003           $4,370             $0              $4,152,492      $4,156,862
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                      SCUDDER RETIREMENT FUND - SERIES VII
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                     Audit-                      All
         Fiscal          Audit      Related          Tax        Other
          Year           Fees         Fees           Fees        Fees
         Ended          Billed       Billed         Billed      Billed
        April 30        to Fund     to Fund        to Fund      to Fund
--------------------------------------------------------------------------------
2004                    $27,201        $0          $4,800         $0
--------------------------------------------------------------------------------
2003                    $25,226        $0          $4,365         $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-                                 All
                      Related             Tax                Other
                        Fees              Fees                Fees
                      Billed to         Billed to           Billed to
                    Adviser and       Adviser and         Adviser and
         Fiscal      Affiliated        Affiliated          Affiliated
          Year         Fund              Fund                Fund
         Ended        Service           Service             Service
        April 30     Providers         Providers           Providers
--------------------------------------------------------------------------------
2004               $133,500              $0                    $0
--------------------------------------------------------------------------------
2003               $325,700              $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                 Total
                             Non-Audit Fees
                               billed to
                             Adviser and
                            Affiliated Fund
                          Service Providers          Total
                            (engagements            Non-Audit
                          related directly      Fees billed to
                 Total         to the            Adviser and
               Non-Audit     operations        Affiliated Fund
    Fiscal       Fees        and financial    Service Providers
     Year       Billed         reporting         (all other          Total of
    Ended      to Fund        of the Fund        engagements)       (A), (B)
   April 30      (A)              (B)                 (C)            and (C)
--------------------------------------------------------------------------------
2004            $4,800           $0               $681,000           $685,800
--------------------------------------------------------------------------------
2003            $4,365           $0              $4,152,492         $4,156,857
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series V

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series V

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series VI

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series VI

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series VII

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series VII

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004